Exhibit 10.76
CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH
“[REDACTED].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     AMENDMENT NO. 1 dated as of December 29, 2009 (the “Amendment”) to the Credit, Security, Guaranty and Pledge Agreement dated as of October 6, 2009 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”) among (i) LIONS GATE MANDATE FINANCING VEHICLE INC., (ii) the BORROWERS REFERRED TO THEREIN, (iii) the GUARANTORS referred to therein, (iv) the LENDERS referred to therein (each, a “Lender,” and collectively, the “Lenders”), (v) JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Issuing Bank, (vi) UNION BANK, N.A., as Co-Administration Agent and (vii) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent.
     The Borrowers have requested, and the Administrative Agent and the Required Lenders have agreed, to amend the Credit Agreement as set forth herein.
     In addition, the Borrower has requested that the Administrative Agent and the Required Lenders consent to a waiver of compliance by the Credit Parties with (i) the reporting requirement set forth in Section 5.1(d) of the Credit Agreement solely with regard to the delivery of each Borrowing Base Certificate due or to become due from the Closing Date up until the date that is three (3) Business Days prior to the request for the initial Loan for the first Qualifying Picture under the Facility and (ii) the requirement that the Parent establish and maintain the Minimum Equity Amount as set forth in Section 5.23 of the Credit Agreement from the Closing Date up until the date that is three (3) Business Days prior to the request for the initial Loan for the first Qualifying Picture under the Facility. The Administrative Agent and the Required Lenders agree to waive such compliance, subject to and in accordance with the terms and conditions set forth herein.
Therefore, the parties hereto hereby agree as follows:
     1. Defined Terms. All terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
     2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as of the Effective Date (as defined below) as follows:
          (a) The definition of “Approved Completion Guarantor” in Article 1 of the Credit Agreement is hereby amended by replacing the words “Co-Administrative Agent” with the words “Administrative Agent” in the second proviso thereof.

          (b) The definition of “Bonded Budget” is hereby amended by (i) deleting the words “the date on which principal photography for such Qualifying Picture commences” therein and replacing them with “the Initial Funding Date with respect to such Qualifying Picture” and (ii) deleting the words “10% of the cash budget” therein and replacing them with “10% of the “Below-The-Line” costs”.
          (c) The definition of “Eligible Receivables” in Article 1 of the Credit Agreement is hereby amended by replacing the proviso at the end of sub-clause (h) thereof with the following:
          “provided, however, that only the maximum amount which such obligor may offset or recoup (or such lesser amount as reasonably determined by the Co-Administrative Agent) shall be excluded from Eligible Receivables;”
          (d) The definition of “Eligible Receivables” in Article 1 of the Credit Agreement is hereby further amended by replacing the words “Co-Administrative Agent” with the words “Administrative Agent” in sub-clause (p) thereof.
          (e) The definition of “Eligible Receivables” in Article 1 of the Credit Agreement is hereby further amended by adding the following sub-clause (u) to the end thereof:
          “(u) which are to be remitted through a Licensing Intermediary unless the Administrative Agent has received a perfected security interest from such Licensing Intermediary in the distribution rights held by such Licensing Intermediary and the proceeds thereof pursuant to documentation reasonably satisfactory to the Administrative Agent.”
          (f) The definition of “Production Accounts” in Article 1 of the Credit Agreement is hereby amended by deleting the words “established by a Credit Party” therein.
          (g) Sections 4.2(b) and (c) of the Credit Agreement are hereby amended by replacing the words “Administrative Agent” in the first instance in which such words appear with the words “Co-Administrative Agent”.
          (h) Section 4.2(n) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
          “(n) Intentionally Omitted.”
          (i) Schedule 1.2 of the Credit Agreement is hereby amended by (A) deleting the current list of Acceptable Major Account Debtors therein and replacing them with the list set forth on Schedule 1 hereto and (B) adding the following Acceptable Domestic Account Debtors and Acceptable Major Foreign Account Debtors thereto with the corresponding amount as set forth below:
          Acceptable Domestic Account Debtors
         [REDACTED]

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          Acceptable Major Foreign Account Debtors
         [REDACTED]
          (j) Section 8.3 of the Credit Agreement is hereby amended by adding the words “or the Co-Administrative Agent” immediately after the words “Administrative Agent” in each place it appears in such section.
     3. Waiver. The Required Lenders hereby consent to waive any violation of Sections 5.1(d) and 5.23 of the Credit Agreement solely with regard to the time period from the Closing Date up until the date that is three (3) Business Days prior to the request for the initial Loan for the first Qualifying Picture financed under the Facility.
     4. Conditions to Effectiveness. The provisions of Sections 2 and 3 of this Amendment shall not become effective until the date upon which the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower and each of the Required Lenders (such date, the “Effective Date”).
     5. Representations and Warranties. Each Credit Party represents and warrants that:
          (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and
          (b) after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing on and as of the date hereof.
     6. Fundamental Document. This Amendment is designated a Fundamental Document by the Administrative Agent.
     7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement (as previously amended) shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Credit Agreement as amended by this Amendment. This Amendment shall not be construed as extending to any other matter, similar or dissimilar, or entitling the Credit Parties to any future amendments regarding similar matters or otherwise.
     8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

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     10. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Administrative Agent and Co-Administrative Agent in connection with the preparation, enforcement, waiver or modification, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent and the Co-Administrative Agent.
     11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.
[Signatures Begin on Next Page]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

PARENT: LIONS GATE MANDATE FINANCING VEHICLE INC.
By:	/s/ Wayne Levin
	Name:	Wayne Levin
Title:

BORROWER: NEXT PRODUCTION INC.
By:	/s/ Wayne Levin
	Name:	Wayne Levin
Title:

LENDERS: JPMORGAN CHASE BANK, N.A. individually and as Administrative Agent
By:	/s/ Kin W. Cheng
	Name:	Kin W. Cheng
	Title:	Vice President
Address:
Attention:
Facsimile:

UNION BANK, N.A. individually and as Co-Administrative Agent
By:	/s/ Brian Stearns
	Name:	Brian Stearns
	Title:	Vice President
Address:
Attention:
Facsimile:

WELLS FARGO BANK, NATIONAL ASSOCIATION individually and as Documentation Agent
By:	/s/ David Stolpe
	Name:	David Stolpe
	Title:	Senior Vice President
Address:
Attention:
Facsimile:

COMERICA BANK
By:	/s/ Andrew Robinson
	Name:	Andrew Robinson
Title:
Address:
Attention:
Facsimile:

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Shahid Kathrada
	Name:	Shahid Kathrada
	Title:	Vice President
Address:
Attention:
Facsimile:

CITY NATIONAL BANK
By:	/s/ Judy Y. Tu
	Name:	Judy Y. Tu
	Title:	Vice President
Address:
Attention:
Facsimile:

SCHEDULE 1
REDACTED